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                                  AMENDMENT NO. 1
                                         TO
                      LETTER OF CREDIT REIMBURSEMENT AGREEMENT

     This Amendment No. 1 (the "Amendment") is dated as April 21, 1999 among INTERNATIONAL SECURITIZATION CORPORATION, a bankruptcy-remote Delaware corporation ("ISC"), the Letter of Credit Banks from time to time party hereto, and The First National Bank of Chicago, as Letter of Credit Agent.

                                     WITNESSETH:

     WHEREAS, ISC, the Letter of Credit Banks and the Letter of Credit Agent are parties to that certain Letter of Credit Reimbursement Agreement dated as of April 24, 1998 (as amended from time to time, the "Agreement"); and

     WHEREAS, ISC, the Letter of Credit Banks and the Letter of Credit Agent desire to amend the Agreement in certain respects more fully described hereinafter,

     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Agreement.

     2.   AMENDMENTS TO THE AGREEMENT.

     2.1. The first Preliminary Statement of the Agreement is hereby amended by replacing the amount "$500,000,000" appearing therein with the amount "$600,000,000."

     2.2. The definition of "Letter of Credit Expiration Date" in Article I of the Agreement is amended by replacing the date "July 21, 1999" appearing therein with the date "July 21, 2000".

     3. EFFECTIVE DATE. This Amendment shall become effective as of the date above first written upon receipt by the Letter of Credit Agent of (i) counterparts of this Amendment duly executed by ISC and the Letter of Credit Banks and (ii) duly executed counterparts of the documents described in Section 5 of that certain Amendment No. 1 to Face Amount Certificate Agreement dated as of the date hereof among 312 Certificate Company, International Securitization Corporation and The First National Bank of Chicago, as Agent.

     4. RATIFICATION. The Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

     5. REFERENCE TO AGREEMENT. From and after the effective date hereof, each reference in the Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.


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     6. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE
INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

     7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, ISC, the Letter of Credit Banks and the Letter of Credit Agent have executed this Amendment as of the date first above written.

                                        INTERNATIONAL SECURITIZATION
                                        CORPORATION

                                        By: /s/ Stephanie Wolf
                                           ------------------------
                                        Title: Authorized Signatory

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        individually as a Letter of Credit Bank
                                        and as Letter of Credit Agent

                                        By: /s/ Stephanie Wolf
                                           ------------------------
                                        Title: First Vice President
                                              ---------------------